UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 8, 2022
(Date of earliest event reported)

FEDNAT HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	000-25001	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14050 N.W. 14th Street, Suite 180 Sunrise, FL
33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 293-2532

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	FNHC	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Reference is made to the Current Report on Form 8-K filed by FedNat Holding Company (the “Company”) with the Commission on March 31, 2022, reporting under Item 3.01 thereof that, as a result of its delay in filing the Form 10-K, it anticipated receiving notice of non-compliance from Nasdaq regarding the Company’s non-compliance with Nasdaq Marketplace Rule 5250(c)(1). That notice was received on April 1, 2022. The Company has a period of 60 days from the notice date to submit a plan to regain compliance with the Nasdaq Listing Rules. The Company has advised Nasdaq that it anticipates filing the Form 10-K within such 60-day period.

Item 7.01.	Regulation FD Disclosure.

Reference is made to the Notification of Late Filing on Form 12b-25 filed by the Company with the Commission on March 16, 2022 and amended on March 31, 2022, reporting that it required additional time to complete its Annual Report on Form 10-K for the period ended December 31, 2021 (the “2021 Form 10-K”) principally because the Company required additional time to complete its control procedures, and its independent auditors required additional time to complete the audit thereof and the Company’s financial statements, in order to finalize the 2021 Form 10-K. To date, the Company has been unable, without unreasonable effort or expense, to complete its control procedures, and its independent auditors have been unable to complete the audit thereof. The Company is continuing in its efforts to file the Form 2021 Form 10-K as soon as reasonably practicable.

As a result of the failure to file the 2021 Form 10-K within the required time period, as extended by the filing of the Form 12b-25, on April 8, 2022 the Company provided notice to The Bank of New York Mellon, as trustee (the “Trustee”) for the Company’s Senior Unsecured Notes due 2029 in the aggregate principal amount of $100,000,000 (the “Senior Notes”) and Convertible Senior Unsecured Notes due 2026 in the aggregate principal amount of $21,000,000 (the “Convertible Notes” and, together with the Senior Notes, the “Notes”) that the failure to timely file the 2021 Form 10-K is an occurrence under the indentures governing the Notes (the “Indentures”) that, if not remedied within the prescribed cure period, could constitute an event of default. The cure period under the Indentures is 45 days from the Company’s receipt of written notice from the Trustee or holders of 25% in principal amount of the Senior Notes or Convertible Notes, as applicable. As of the date hereof, the Company has not received such notice.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDNAT HOLDING COMPANY

Date: April 14, 2022	By:	/s/ Ronald A. Jordan

Name:	Ronald A. Jordan
Title:	Chief Financial Officer
(Principal Financial Officer)